UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 10, 2018, First Commonwealth Financial Corporation (the “Company”), and Garfield Acquisition Corp., an Ohio corporation, issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of January 10, 2018, pursuant to which Garfield Acquisition Corp. will merge with and into the Company. Upon completion of the merger, Foundation Bank, the banking subsidiary of Garfield Acquisition Corp. with five (5) offices in the Cincinnati, Ohio banking market, will be merged with and into the Company’s banking subsidiary, First Commonwealth Bank. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. A slide presentation regarding the acquisition which management of the Company intends to make available to investors is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

99.1Press release dated January 10, 2018 announcing the acquisition of Garfield Acquisition Corp.

99.2    Slide presentation regarding the acquisition of Garfield Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2018
FIRST COMMONWEALTH FINANCIAL CORPORATION

By:    /s/ James R. Reske
Name: James R. Reske
Title: Executive Vice President, Chief
Financial Officer and
Treasurer